Velocity Commercial Capital Loan Trust 2026-5 ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Velocity Commercial Capital, LLC (“Client” or “VCC”) between September 2026 and October 2026 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon the Guideline Review and Non-Owner Occupancy (“NOO”) review scopes detailed in Section 5, on a total three hundred (300) unique mortgage loans (the “Review”).

The Review totals, for mortgage loans within the initial securitization population, were as follows:

Property Type	Review Population	Pool	%
		Population	Population
Small Bal CRE*	89	126	70.63%
Investor 1-4 Fam**	116	211	54.98%
	205	337	60.83%

*All investor 1-4 Fam in the Guideline Review were also review for Non-Owner Occupancy (“NOO”) NOO review was performed on all Investor 1-4 Family not included in the Guideline Review and seasoned less than twenty-four (24) months.

	Property Type	Review Population	Pool	%
Review			Population	Population
Non-Owner Occupancy (“NOO”)	Investor 1-4 Fam (not included in Guideline Review)	95	211	45.02%
Total Non-Owner Occupancy (“NOO”)		95	211	45.02%

(3) Determination of the sample size and computation.

DBRS, Inc. (“DBRS”) and Kroll Bond Rating Agency, Inc. (“Kroll”) who are the NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class. The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples, but AMC did select loans for inclusion in a sample once a number of loans to be reviewed had been determined. DBRS and Kroll are aware of the sample size covered during the Review.

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(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review), involved forty-two (42) potential fields for the full Guideline Review and the Non-Owner Occupancy Review. The data fields are listed below.

Field	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	300	0.00%	300
Amortization Term	4	300	1.33%	300
Amortization Type	0	300	0.00%	300
Appraised Value	0	300	0.00%	300
Borrower Full Name	0	300	0.00%	300
City	0	300	0.00%	300
Contract Sales Price	0	300	0.00%	300
DCR UW VCC	0	300	0.00%	300
First Interest Rate Change Date	0	300	0.00%	300
First Payment Change Date	0	300	0.00%	300
Index Type	0	300	0.00%	300
Interest Only	0	300	0.00%	300
Interest Rate Change Frequency	0	300	0.00%	300
Interest Rate Initial Cap	0	300	0.00%	300
Interest Rate Initial Maximum	0	300	0.00%	300
Interest Rate Initial Minimum	0	300	0.00%	300
Interest Rate Life Cap	0	300	0.00%	300
Interest Rate Life Max	0	300	0.00%	300
Interest Rate Life Min	0	300	0.00%	300
Interest Rate Periodic Cap	0	300	0.00%	300
Investment Property Type	0	300	0.00%	300
Lien Position	0	300	0.00%	300
LTV Valuation Value	0	300	0.00%	300
Margin	0	300	0.00%	300
Maturity Date	0	300	0.00%	300
Mod	0	300	0.00%	300
Next Interest Rate Change Date	0	300	0.00%	300
Note Date	0	300	0.00%	300
Occupancy	0	300	0.00%	300
Original Interest Rate	0	300	0.00%	300
Original Loan Amount	0	300	0.00%	300
Original LTV	0	300	0.00%	300
Original P&I	0	300	0.00%	300
Original Term	0	300	0.00%	300
Prepayment Penalty Period (months)	0	300	0.00%	300
Prepayment Terms	0	300	0.00%	300
Purpose	0	300	0.00%	300
Refi Purpose	0	300	0.00%	300
Representative FICO	0	300	0.00%	300
State	0	300	0.00%	300
Street	0	300	0.00%	300
Zip	0	300	0.00%	300
Total	4	12,600	0.03%	12,600

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered the: (i) Guideline Review, and (ii) Non-Owner Occupancy Review. As a subset of the Guideline Review, AMC conducted a Valuation Review and Data Integrity Review. The details of each scope of review are covered below for the Guideline Review and the Non-Owner Occupancy Review, Section 6 for the Valuation Review and Section 8 for the Servicing and Data Integrity Review.

Guideline Review

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

Each loan was reviewed for adherence to the most recent VCC Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the loan being reviewed.

For this review, the procedures included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.

▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the MCP.

▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.

▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.

▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.

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▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).

▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.

▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.

▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.

▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.

▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.

▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.

▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

▪	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Non-Owner Occupancy Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 / Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)*	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

▪	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership~~)~~ or an Individual(s).

▪	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.

▪	For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.

▪	Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.

▪	For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

▪	For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

▪	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

▪	Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

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(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC conducted a valuation review utilizing various values and methodologies as further detailed in Item 5 below. In total, for the entire original population, Client ordered secondary valuation products on one hundred sixteen (116) mortgage loans. Once these valuations were received, AMC compared these values versus the origination appraisal. If a variance between the origination appraisal / LTV value and the secondary valuation was greater than 10%, an adverse event level was placed on the loan.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

In addition to the procedures under Section 5 and 6 above, AMC conducted the following supplemental reviews:

Data Integrity Review (300 loans)

For the loans in the Guideline Review population, Non-Owner Occupancy Review and additional population, data points were reviewed between the data tape and the data collected by AMC.

Limited Appraisal Review (132 Mortgage Loans, 162 Properties)

SitusAMC conducted a limited review of the origination appraisal documentation for each loan and property not included in the Guideline Review. For each loan and property, SitusAMC reviewed the applicable appraisal to determine what the property condition was and if the appraiser indicated any damage or safety concerns at the time of the inspection.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

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Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in Item 3 above.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

CREDIT REVIEW RESULTS

Guideline Review Credit Results:

All two hundred five (205) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 27.32% of the mortgage loans by number have a Credit grade of “A”. One hundred forty-six (146) of the Credit grade “B” correspond to mortgages loans where the lender issued a guideline exception/waiver. There is a total of two hundred sixty-four (264) waived (and downgraded) credit exceptions affecting those one hundred forty-six (146) mortgages loans. Some mortgage loans received multiple waivers.

Guideline Review Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	56	27.32%
B	149	72.68%
C	0	0.00%
D	0	0.00%
Total	205	100.00%

Non-Owner Occupancy Review Credit Results

Ninety-four (94) mortgage loans reviewed by AMC have a Credit grade of “A”, and one (1) mortgage loan has a Credit grade of “C”.

Non-Owner Occupancy Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	94	98.95%
B	0	0.00%
C	1	1.05%
D	0	0.00%
Total	95	100.00%

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VALUATION REVIEW RESULTS

The valuation review was bi-furcated based upon the underlying property bucket (residential or commercial). All commercial mortgage loans received an “A” NRSRO valuation grade and per the scope of the review, no secondary valuation product was separately ordered by AMC during the review. The Client ordered a secondary valuation product one hundred sixteen (116) residential mortgage loans. Zeros (0) mortgage loans had a value more than 10% below Origination Value or a secondary valuation was not received.

Guideline Review Valuation Results:

One hundred thirty-eight (138) of the mortgage loans received a Property grade “A”, seven (7) of the mortgage loans received a Property grade “B”, and sixty (60) of the mortgage loans received a Property grade “C”. The sixty (60) mortgage loans with the Property grade “C” corresponds to fifty-nine (59) mortgage loans with the “Subject property contains apparent environmental, health and/or safety problems notated by appraiser or visible on photo”, four (4) "Subject is not in average or better condition” exceptions”, and one (1) “Missing Document: Appraisal was made "subject to" and Form 1004D/442 was not provided”. Some mortgage loans received multiple exceptions.

Guideline Review Valuation Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	138	67.32%
B	7	3.41%
C	60	29.27%
D	0	0.00%
Total	205	100.00%

OVERALL RESULTS SUMMARY

Guideline Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, one hundred forty-five (145) mortgage loans reviewed by AMC in the Full Guideline Review scope have an Overall grade of “B” or higher and 17.07% of the mortgage loans by number have an Overall grade of “A.” Sixty (60) mortgage loans have an Overall grade of “C”.

The table below summarizes the Overall grade based on the Credit and Property Valuation sections above:

Guideline Review Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	35	17.07%
B	110	53.66%
C	60	29.27%
D	0	0.00%
Total	205	100.00%

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Non-Owner Occupancy Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, ninety-four (94) loans reviewed by AMC have an Overall grade of “A”, and one (1) mortgage loan has an Overall grade of “C”.

Non-Owner Occupancy Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	94	98.95%
B	0	0.00%
C	1	1.05%
D	0	0.00%
Total	95	100.00%

SitusAMC Limited Appraisal Review Summary (132 Mortgage Loans, 162 Properties)

SitusAMC conducted a Limited Appraisal Review of the origination appraisal documentation for each loan and property not included in the Guideline Review. This encompassed one hundred thirty-two (132) mortgage loans representing one hundred sixty-two (162) properties. For each loan and property, SitusAMC reviewed the applicable appraisal to determine what the property condition was and if the appraiser indicated any damage or safety concerns at the time of the inspection.

Appraisal Property Condition	Count	Percentage of Properties (%)
Average	40	24.69%
C1	1	0.62%
C2	4	2.47%
C3	44	27.16%
C4	65	40.12%
C5	4	2.47%
Fair	1	0.62%
Good	2	1.23%
Very Good	1	0.62%
Total	162	100.00%

Is there property damage?	Count	Percentage of Properties (%)
No	146	90.12%
Yes	16	9.88%
Total	162	100.00%

Environmental/Health/Safety Problems	Count	Percentage of Properties (%)
No	123	75.93%
Yes	39	24.07%
Total	162	100.00%

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ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

All items are relevant for the two hundred five (205) loans in the guideline review that are part of the securitization population.

*Percentages may not sum to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	205	100.00%	$94,296,037.00	100.00%
Total	205	100.00%	$94,296,037.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	205	100.00%	$94,296,037.00	100.00%
Total	205	100.00%	$94,296,037.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	142	69.27%	$56,174,580.00	59.57%
Other-than-first-time Home Purchase	38	18.54%	$27,454,057.00	29.11%
Rate/Term Refinance - Borrower Initiated	25	12.20%	$10,667,400.00	11.31%
Total	205	100.00%	$94,296,037.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
121-180 Months	3	1.46%	$1,001,200.00	1.06%
181-240 Months	1	0.49%	$69,000.00	0.07%
241-360 Months	201	98.05%	$93,225,837.00	98.87%
Total	205	100.00%	$94,296,037.00	100.00%

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